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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
REAVES UTILITY INCOME FUND
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
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	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
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Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

REAVES UTILITY INCOME FUND
1625 Broadway, Suite 2200
Denver, Colorado 80202
(800) 644-5571

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON [April 14, 2005]

To the Shareholders of Reaves Utility Income Fund:

        Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of the Reaves Utility Income Fund (the "Fund") will be held at the offices of the Fund, 1625 Broadway, Suite 2200, Denver, Colorado 80202, on [Thursday, April 14, 2005], at 10:00 a.m., for the following purposes:

  1.
  Shareholders of the Fund are being asked to approve the existing investment advisory agreement between the Fund and its investment adviser, W.H. Reaves and Co. Inc. the ("Adviser" or "Reaves") (PROPOSAL 1); and

  2.
  To elect two (2) Trustees of the Fund, to be elected by the holders of the Fund's Common Stock and holders of its Auction Market Preferred Stock ("Preferred Stock"), voting together as a single class (PROPOSAL 2); and

  3.
  To consider and vote upon such other matters, including adjournments, as may properly come before said Meeting or any adjournments thereof.

        These items are discussed in greater detail in the attached Proxy Statement.

        The close of business on [March 1, 2005] has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

        YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

                      By Order of the Board of Trustees

                      Edmund J. Burke
                      President

[March 14, 2005]

REAVES UTILITY INCOME FUND

ANNUAL MEETING OF SHAREHOLDERS

[April 14, 2005]

PROXY STATEMENT

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Reaves Utility Income Fund (the "Fund") for use at the Annual Meeting of Shareholders of the Fund to be held on [Thursday, April 14, 2005], at 10:00 a.m., at the offices of the Fund, 1625 Broadway, Suite 2200, Denver, Colorado 80202, and at any adjournments thereof (the "Meeting"). A Notice of Annual Meeting of Shareholders and proxy card accompany this Proxy Statement, all of which are first being mailed to shareholders on or about [March 14, 2005].

        In addition to the solicitation of proxies by mail, officers of the Fund and officers and regular employees of the Bank of New York ("BNY"), the Fund's transfer agent, ALPS Mutual Fund Services, Inc. ("ALPS") the Fund's administrator and affiliates of BNY, ALPS or other representatives of the Fund also may solicit proxies by telephone, Internet or in person. The expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by ALPS. ALPS will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of its shares.

THE FUND'S MOST RECENT ANNUAL REPORT, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED OCTOBER 31, 2004 IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE FUND AT 1625 BROADWAY, SUITE 2200, DENVER, COLORADO 80202 OR BY CALLING THE FUND AT 800-644-5571 OR VIA THE INTERNET AT WWW.ULTILITYINCOMEFUND.COM.

        If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the Shares (as defined below) represented thereby will be voted "FOR" the proposals listed in the accompanying Notice of Annual Meeting of Shareholders, unless instructions to the contrary are marked thereon, and in the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

        If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" any proposal in favor of such adjournment and will vote those proxies required to be voted "AGAINST" any proposal against such adjournment.

        The close of business on March 1, 2005 has been fixed as the "Record Date" for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

        The Fund has two classes of capital stock: Common Shares ("Common Shares") and Auction Rate Cumulative Preferred Shares, ("Preferred Shares") (together with the Common Stock, the "Shares"). The holders of Shares are each entitled to one vote for each full share and an appropriate fraction of a

vote for each fractional share held. As of the Record Date there were [            ] Common Shares and [            ] Preferred Shares outstanding.

        As of the Record Date, there were no persons known to the Fund to be beneficial owners of more than [5%] of the Fund's outstanding Common Shares or Preferred Shares.

        In order that your Shares may be represented at the Meeting, you are requested to vote on the following matters:

    PROPOSAL 1: TO APPROVE THE EXISTING INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND ITS INVESTMENT ADVISER, W.H. REAVES AND CO., INC. (THE "ADVISER" OR "REAVES")

EXISTING ADVSIORY AGREEMENT

        The existing Advisory Agreement, dated February 24, 2004, was unanimously approved on February 20, 2004, by a vote cast in person by a majority of the Trustees, including a majority of the Independent Trustees for an initial term expiring on February 24, 2006.

        The existing Advisory Agreement requires that it be submitted for approval by shareholders of the Fund at the first meeting of shareholders of the Fund following the initial offering of shares of the Fund. Subject to such approval, the existing Advisory Agreement may be continued from year to year thereafter as long as each such continuance is approved at least annually by the Board, or by an affirmative vote of a majority of the Funds outstanding voting securities (as defined below under "Vote Required") of the Fund. Any such continuance also must be approved by a majority of the Trustees who are not parties to the Advisory Agreement or interested person of any such party, cast in person at a meeting called for the purpose of voting on such continuance. Upon sixty (60) days' written notice, the existing Advisory Agreement may be terminated at any time without penalty by a vote of a majority of the Board of Trustees of the Fund, by a vote of a majority of the outstanding voting securities of the Fund, or by the Advisor. The Advisory Agreement will terminate automatically if it is assigned.

        The existing Advisory Agreement provides that the Adviser shall serve as the Fund's investment adviser with full discretion to manage the investments of the Fund, subject to and in accordance with the Advisory Agreement and the investment objectives, policies and restrictions set forth in the prospectus and statement of additional information contained in the Fund's Registration Statement on Form N-2 under the Securities Act of 1933, as amended, (the "Securities Act"), and the Investment Company Act as currently in effect and as supplemented and/or amended from time to time (respectively the "Registration Statement", the "Prospectus" and the "Statement of Additional Information").

        As full compensation for its advisory services to the Fund, the Fund shall pay the Adviser, in arrears, a monthly investment advisory fee based on the average daily total assets of the Fund (including any assets attributable to any preferred shares that may be outstanding or otherwise attributable to the use of leverage) as of the close of business of the last business day of each calendar month at a rate of 0.575% (57.5 basis points) annually (0.047917% monthly) of.

        The Adviser has also agreed to pay from its own assets additional compensation to Merrill Lynch, Pierce, Fenner & Smith Incorporated. This additional compensation will be payable quarterly at the annual rate of 0.15% (15 basis points) (0.0375% quarterly) of the Fund's average weekly total assets (including any assets attributable to any preferred shares that may be outstanding or otherwise attributable to the use of leverage) during the continuance of the Advisory Agreement between the Adviser and the Fund or other subsequent advisory agreements between these parties.

        For the period from February 24, 2004 (inception) to October 31, 2004, the Fund paid to Reaves total advisory fees of $2,336,725.

        In its consideration of the Advisory Agreement, the Fund's Board of Trustees, including the non-interested Trustees, considered in general the nature, quality and scope of services to be provided by Reaves. The Board of Trustees, including the non-interested Trustees, met with Ronald Sorenson, Executive Vice President and Portfolio Manager of Reaves, who described Reaves' professional experience. He stated that Reaves, which was founded in 1961, specialized in investments in securities issued by utility companies, had a 24-year track record of managing investments for institutional clients and had over $1.1 billion in utility stocks under management.

        Mr. Sorenson discussed Reaves' organizational structure and referred the Trustees to the biographies of the portfolio managers and senior analysts of Reaves included in the materials distributed in advance of the meeting to the Trustees, emphasizing that each of the portfolio managers had an average of over 34 years of investment experience. Mr. Sorenson referred to and briefly reviewed Reaves' investment adviser registration form on Form ADV. Several of the Trustees acknowledged their familiarity with the expertise and standing in the investment community of the Reaves organization. The Trustees concluded that Reaves' portfolio management team was well qualified to serve the Fund in those functions. Mr. Sorenson reviewed with the Trustees Reaves' balance sheet as of November 30, 2003. Mr. Sorenson reviewed with the Trustees Reaves' facilities and disaster recovery plan. He then reviewed Reaves' best execution, soft dollar practices and proxy voting policies. Mr. Sorenson briefly reviewed the ongoing investigations by the New York State Attorney General and the Securities and Exchange Commission relating to order timing and related matters. The Trustees concluded that Reaves appeared to have adequate procedures and personnel in place to ensure compliance by Reaves with applicable law and with the Fund's investment objective and restrictions.

        Mr. Sorenson reviewed the terms of the Advisory Agreement, stating that Reaves would receive a fee of 0.575% of the average daily total assets of the Fund. Additionally, Mr. Sorenson noted that Reaves would pay a fee equal to an annual rate of 0.15% of the Fund's average weekly total assets to Merrill Lynch, Pierce, Fenner & Smith Incorporated. He stated that it was difficult to estimate Reaves' profitability based on historical data because the Fund is the first registered investment company to be advised by Reaves.

        The Board of Trustees reviewed and discussed with Mr. Sorenson materials prepared and distributed in advance of the meeting regarding the comparability of the investment advisory fee with the fees paid by other investment companies. For comparison, the Board of Trustees was presented with fees from 40 closed-end investment companies characterized as preferred income and stock funds, sector equity funds or value equity funds. The management expense (including administrator fees) for this group ranged from 0.217% to 7.982%, with an average of 1.325%. The total expenses for this group ranged from 0.908% to 41.280%, with an average of 2.923%. The Fund's total expenses would be 0.840%.

        Mr. Sorenson stated that in the near term Reaves did not expect any fallout benefits or any other direct or indirect benefits to result to it from its relationship with the Fund.

        At that point, W. Robert Alexander (the Fund's Chairman), Everett Morris (another of the Trustees) and Mr. Sorenson, all "interested persons" of the Fund, and the representatives of ALPS left the meeting.

        Fund counsel, who is also counsel to the Independent Trustees, referred the Independent Trustees to a memorandum that was previously distributed to them discussing the Trustees' fiduciary duties to the Fund and its shareholders in connection with the approval of the Advisory Agreement. The Independent Trustees reviewed and discussed in more detail the information that had been presented relating to Reaves, the Advisory Agreement and Reaves' profitability.

        Mr. Alexander, Mr. Morris, Mr. Sorenson and the representatives of ALPS rejoined the meeting. The non-interested Trustees requested additional assurance from Mr. Sorenson that Reaves had sufficient personnel to ensure proper handling of the Fund's portfolio. Mr. Sorenson reported that he was comfortable that that was the case. The non-interested Trustees also stated that they reserved the right to revisit the amount of the advisory fee, depending upon the size of the Fund's portfolio.

        The Board of Trustees, with the non-interested Trustees voting separately, concluded that the proposed investment advisory fee of 0.575% of the Fund's total assets is fair and reasonable for the Fund and that the Advisory Agreement is in the best interests of the Fund and its shareholders.

INFORMATION CONCERNING ADVISER AND AFFILIATED COMPANIES

        Reaves, an employee owned corporation organized under the laws of Delaware, serves as the Fund's investment adviser. Reaves' offices are located at 10 Exchange Place, Jersey City, New Jersey. As of December 31, 2004, Reaves has approximately $1.726 billion of assets under management.

        The principal executive officer and directors of Reaves and their principal occupations are:

William H. Reaves, Chairman; Thomas R. Williams, Senior Vice President; William A. Ferer, President; Ronald J. Sorenson, Executive Vice President; and David M. Pass, Vice President, Secretary and Chief Compliance Officer.

        The address of each of the foregoing officers and directors is 10 Exchange Place, Jersey City, New Jersey 07302.

VOTE REQUIRED

        As provided under the Investment Company Act of 1940 ("1940 Act"), approval of the existing Advisory Agreement will require the affirmative vote of a majority of the outstanding shares of the Fund. Such a majority is defined in the 1940 Act as the lesser of: (a) 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the total outstanding shares of the Fund.

        THE BOARD OF TRUSTEES, INCLUDING THE "NON-INTERESTED" TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE COMMON AND PREFERRED SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT.

    PROPOSAL 2: TO ELECT TWO (2) TRUSTEES OF THE FUND

NOMINEES FOR THE BOARD OF TRUSTEES

        The Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class will expire. Mary K. Anstine and Michael F. Holland have both been nominated by the Board of Trustees for a three-year term to expire at the Fund's 2008 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

        Under the Fund's Declaration of Trust, Statement of Preferences and the 1940 Act, holders of the Fund's outstanding Preferred Stock, voting as a separate class, are entitled to elect two Trustees, and holders of the Fund's outstanding Common Stock and Preferred Stock, voting as a single class, are entitled to elect the remaining Trustees, subject to the provisions of the 1940 Act and the Fund's Declaration of Trust, Statement of Preferences and By-Laws. The holders of the Fund's outstanding Preferred Stock would be entitled to elect the minimum number of additional Trustees that would represent a majority of the Trustees if dividends on the Fund's Preferred Stock are in arrears for two full years. No dividend arrearages exist at this time. There are no nominees for election as Trustees at the Meeting to be elected solely by the holders of the Fund's Preferred Stock.

        Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy "FOR" the election of the Nominees named above. Each nominee has indicated that she/he has consented to serve as a Trustee if elected at the Meeting. If a designated Nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

INFORMATION ABOUT TRUSTEES AND OFFICERS

        Set forth in the table below are the Nominees and existing Trustees for election to the Board of the Fund and officers, including information relating to their respective positions held with the Fund, a brief statement of their principal occupations during the past five years and other directorships, if any.

Name, Position(s), Address(1) and Age	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years
Non-Interested Trustees/Nominees
Mary K. Anstine Trustee Age: 64	Since 2004*	Trustee/Director of the Denver Area Council of the Boy Scouts of America; Colorado Uplift Board; AV Hunter Trust; Alzheimer Association; Financial Investors Trust; Financial Investors Variable Insurance Trust; and a member of the Advisory Board for the Girl Scouts Mile Hi Council. Formerly President & Chief Executive Officer of HealthONE; a member of the American Bankers Association Trust; Executive Committee & Vice President of First Interstate Bank of Denver.
Michael F. Holland Trustee Age: 60	Since 2004*
Chairman of Holland & Company. Director, Chairman of the Board, President and Treasurer of Holland Series Fund, Inc. Trustee of State Street Master Funds, Vanguard Charitable Endowment Program and the China Fund.

Robert E. Lee(3)+ Trustee Age: 69	Since 2004***
Director of the following: Storage Technology Corporation; ING Financial Services—North America; Meredith Corporation and Emeritus & Executive Director—The Denver Foundation; Trustee of Financial Investors Trust and Financial Investors Variable Investment Trust
Larry Papasan Trustee Age: 64	Since 2004**
Former Chairman and President of Smith & Nephew, (orthopedic division). A member of the Board of the Plough Foundation, a Trustee of First Funds and a Trustee of Smith Seckman Reid, Inc. Chairman of the Board of the University of Memphis Board of Visitors and Foundation, Chairman of the Board of LeBonheur Children's Hospital Foundation, President of the Board of the Biblical Resource Center and Museum, and a Board Member of the Memphis Biotechnology Group, a non-profit organization.
Interested Trustees(3)
W. Robert Alexander(4) Chairman and Trustee Age: 76	Since 2004***	Chief Executive Officer and Chairman of ALPS. Former Vice Chairman of First Interstate Bank of Denver, responsible for Trust, Private Banking, Retail Banking, Cash Management Services and Marketing. A member of the Board of Trustees of the Hunter and Hughes Trusts as well as Financial Investors Trust, Clough Global Allocation Fund and Financial Investors Variable Insurance Trust.
Everett L. Morris(5) Trustee Age: 76	Since 2004**
Director/Trustee of the Phoenix Funds, a Director of Duff & Phelps DTF Tax-Free Income Fund and Duff & Phelps Utilities and Corporate Bond Trust. Former Vice President and Director of W.H. Reaves and Co., Inc.
Officers
Edmund J. Burke President Age: 43	Since 2004	President and Director of ALPS.
Jeremy O. May Treasurer Age: 34	Since 2004	Managing Director of ALPS.

Tané T. Tyler Secretary Age: 39	Since 2004	General Counsel of ALPS. Former Vice President and Associate Counsel of OppenheimerFunds, Inc. and Vice President and Assistant General Counsel of INVESCO Funds, Group, Inc.

(1)
Address: 1625 Broadway, Suite 2200, Denver, Colorado 80202, unless otherwise noted.

(2)
The Fund commenced operations on February 24, 2004. The Fund's Board of Trustees is divided into three classes, each class serves for a term of three years. Each year the term of office of one class expires and the successors elected to such class serve for a term of three years.

*
Term expires at the Fund's 2005 Annual Meeting of Shareholders.

**
Term expires at the Fund's 2006 Annual Meeting of Shareholders.

***
Term expires at the Fund's 2007 Annual Meeting of Shareholders.

+
Trustees elected solely by holders of Preferred Stock.

(3)
"Interested person" of the Fund as defined in the 1940 Act.

(4)
Mr. Alexander is considered to be an "interested person" because of his affiliation with ALPS which acts as the Fund's sponsor.

(5)
Mr. Morris is considered to be an "interested person" because of his affiliation with Reaves which acts as the Fund's investment advisor.

BENEFICIAL OWNERSHIP OF SHARES HELD IN THE FUND AND THE FUND COMPLEX FOR EACH TRUSTEE AND NOMINEE FOR ELECTION AS TRUSTEE

        Set forth in the table below is the dollar range of equity securities held in the Fund by each of the Fund's Trustees. Since the Fund is not affiliated or associated with any Fund Complex, the aggregate dollar range of equity securities in the Fund complex beneficially owned by each Trustee and Nominee for election as Trustee is not applicable.

Name of Trustee/Nominee	Dollar Range of Equity Securities Held in the Fund(1,2)
W. Robert Alexander	None
Mary K. Anstine	None
Michael F. Holland	$10,000—$50,000
Robert E. Lee	None
Everett L. Morris	$10,000—$50,000
Larry W. Papasan	$10,000—$50,000

(1)
This information has been furnished by each Trustee and Nominee for election as Trustee as of December 31, 2004. "Beneficial Ownership" is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the "1934 Act").

(2)
Ownership amount constitutes less than 1% of the total shares outstanding.

        The Fund pays each Trustee not affiliated with ALPS or Reaves or their affiliates, a quarterly retainer of $3,500 per year plus $1,500 per meeting attended in person and by telephone, together with the Trustee's actual out-of-pocket expenses relating to their attendance at such meetings. The aggregate remuneration (not including out-of-pocket expenses) paid by the Fund to such Trustees during the period from February 24, 2004 (inception) through October 31, 2004 amounted to $40,000. During the fiscal period ended October 31, 2004, the Trustees of the Fund met three times. Each Trustee then serving in such capacity attended at least 75% of the meetings of Trustees and of any Committee of which he or she is a member.

AUDIT COMMITTEE REPORT

        The role of the Fund's Audit Committee is to assist the Board of Trustees in its oversight of (i) the quality and integrity of Fund's financial statements, reporting process and the independent audit and reviews thereof; (ii) the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) the Fund's compliance with legal and regulatory requirements; and (iv) the independent auditor's qualifications, independence and performance. The Audit Committee is also required to prepare an audit committee report pursuant to the rules of the Securities and Exchange Commission (the "SEC") for inclusion in the Fund's annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter (the "Charter") that was most recently reviewed and approved by the Board of Trustees on February 20, 2004. The Charter is attached as Appendix A to this Proxy Statement. As set forth in the Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Fund's independent accountants are responsible for planning and carrying out proper audits and reviews. The independent accountants are ultimately accountable to the Board of Trustees and to the Audit Committee, as representatives of shareholders. The independent accountants for the Fund report directly to the Audit Committee.

        In performing its oversight function, at a meeting held on December 14, 2004, the Audit Committee reviewed and discussed with management of the Fund and the independent accountants, PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), the audited financial statements of the Fund as of and for the fiscal year ended October 31, 2004, and discussed the audit of such financial statements with the independent accountants.

        In addition, the Audit Committee discussed with the independent accountants the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent accountants required by Statement of Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as currently modified or supplemented. The Audit Committee also received from the independent accountants the written disclosures and statements required by the SEC's independence rules, delineating relationships between the independent accountants and the Fund and discussed the impact that any such relationships might have on the objectivity and independence of the independent accountants.

        As set forth above, and as more fully set forth in the Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund's financial reporting procedures, internal control systems, and the independent audit process.

        The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or independent verification of the facts presented to it or representations made by management or the Fund's independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

        Based on its consideration of the audited financial statements and the discussions referred to above with management and the Fund's independent accountants, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee recommended to the Board of Trustees that the Fund's audited financial statements be included in the Fund's Annual Report for the period from February 24, 2004 (inception) through October 31, 2004.

SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND'S BOARD OF TRUSTEES

Robert E. Lee, Chairman
Mary K. Anstine
Mike E. Holland
Larry W. Papasan

        December 14, 2004

        The Audit Committee met one time during the fiscal year ended October 31, 2004. The Audit Committee is composed of four of the Fund's independent (as such term is defined by the American Stock Exchange, Inc.'s listing standards (the "AMEX Listing Standards")) Trustees, namely Ms. Mary K. Anstine and Messrs. Mike F. Holland, Robert E. Lee and Larry W. Papasan.

NOMINATING COMMITTEE

        The Board of Trustees has a Nominating Committee composed of four independent trustees as such term is defined by the AMEX Listing Standards Trustees, namely Ms. Mary K. Anstine and Messrs. Mike F. Holland, Robert E. Lee and Larry W. Papasan. The Nominating Committee did not meet during the fiscal year ended October 31, 2004. The Nominating Committee is responsible for identifying and recommending to the Board of Trustees individuals believed to be qualified to become Board members in the event that a position is vacated or created. The Nominating Committee will consider Trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board of Trustees, the qualifications of the candidate and the interests of shareholders.

        The shareholder recommendation described above must be sent to the Fund's Secretary c/o ALPS Mutual Funds Services, Inc. The Fund's Nominating Committee has not adopted a charter. If a charter is adopted in the future, it will be available at the time on the Fund's website (www.utilityincomefund.com).

Other Board Related Matters

        The Fund does not require Trustees to attend the Annual Meeting of Shareholders. Since this is the Fund's First Annual Meeting of Shareholders. The Fund has no information regarding attendance of Trustees at shareholder meetings.

        The following table sets forth certain information regarding the compensation of the Fund's Trustees for the fiscal year ended October 31, 2004. Trustees and Officers of the Fund who are employed by ALPS or Reaves receive no compensation or expense reimbursement from the Fund.

Compensation Table For The Fiscal Period Ended October 31, 2004

Name of Person and Position	Aggregate Compensation Paid From the Fund*
W. Robert Alexander, Chairman of the Board and Trustee	None
Mary K. Anstine, Trustee	$10,000
Michael F. Holland, Trustee	$10,000
Robert E. Lee, Trustee	$10,000
Everett L. Morris, Trustee	None
Larry Papasan, Trustee	$10,000

*
Represents the total compensation paid to such persons during the period from February 24, 2004 (inception) through October 31, 2004 by the Fund. The Fund is not a member or affiliate of any Fund Complex.

REQUIRED VOTE

        The election of each of the listed nominees for Trustee of the Fund requires the affirmative vote of the holders of a plurality of the applicable class or classes of Shares of the Fund represented at the Meeting if a quorum is present.

        THE BOARD OF TRUSTEES, INCLUDING THE "NON-INTERESTED" TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE COMMON AND PREFERRED SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE.

ADDITIONAL INFORMATION

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        PricewaterhouseCoopers, LLP 1670 Broadway, Suite 1000, Denver, CO 80202, has been selected to serve as the Fund's independent registered public accounting firm for the Fund's fiscal year ending October 31, 2005. PricewaterhouseCoopers acted as the Fund's independent registered public accounting firm for the fiscal year ended October 31, 2004. The Fund knows of no direct financial or material indirect financial interest of PricewaterhouseCoopers in the Fund. A representative of PricewaterhouseCoopers will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

        For the period from February 24, 2004 (inception) through October 31, 2004 PricewaterhouseCoopers has represented to the Fund that it performed non-audit services in connection with the issuance of the Preferred Shares (but did not bill any fees for such services during the fiscal period) to the Fund, the investment adviser or ALPS or any affiliates thereof that provides services to the Fund. During and for the fiscal period ended October 31, 2004, PricewaterhouseCoopers billed the Fund $63,000 for audit fees related to the audit of the Fund's annual financial statements and non-recurring services that are normally provided by the accountant in connection with the initial offering of Common Shares and each series of Preferred Shares of the Fund.

        The Fund's Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the auditors to the Fund, and all non-audit services to be provided by the auditors to the Fund's investment adviser and service providers controlling, controlled by or under common control with the Fund's investment adviser ("affiliates") that provide on-going services to the Fund (a "Covered Services Provider"), if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairman of the Audit Committee, and the Chairman must report to the Audit Committee, at its next regularly scheduled meeting after the Chairman's pre-approval of such services, his decision(s). The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee's pre-approval responsibilities to other persons (other than the Adviser or the Fund's officers). Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or the Chairman prior to the completion of the audit. All of the audit, audit-related and tax services described above for which PricewaterhouseCoopers billed the Fund fees for the period from February 24, 2004 (inception) through October 31, 2004 were pre-approved by the Audit Committee.

THE INVESTMENT ADVISER AND ADMINISTRATOR

        W. H. Reaves & Company is the Fund's Adviser and its business address is 10 Exchange Place, Jersey City, New Jersey 07302.

        ALPS is the administrator of the Fund and its business address is 1625 Broadway, Suite 2200, Denver, Colorado 80202.

COMPLIANCE WITH THE SECURITIES EXCHANGE ACT OF 1934

        Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Fund's officers and Trustees, officers and Directors of the Adviser, affiliated persons of the Adviser, and persons who own more than 10% of a registered class of the Fund's Shares, to file reports of ownership and changes in ownership with the SEC and the AMEX and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely on the Fund's review of the copies of such forms it receives, the Fund believes that during the calendar year ended 2004, such persons complied with all such applicable filing requirements.

BROKER NON-VOTES AND ABSTENTIONS

        The affirmative vote of a plurality of votes cast for each Nominee by the holders entitled to vote for a particular Nominee is necessary for the election of a Nominee. However, for the approval of the existing investment advisory agreement, an affirmative vote of a majority (as defined in the 1940 Act) of votes cast is necessary.

        For the purpose of approving the existing advisory agreement and electing Nominees, abstentions or broker non-votes will not be counted as votes cast and will have no effect on the result of the election. Abstentions or broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of a quorum.

        Shareholders of the Fund will be informed of the voting results of the Meeting in the Fund's Semi-Annual Report dated April 30, 2005.

OTHER MATTERS TO COME BEFORE THE MEETING

        The Trustees of the Fund do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters, including adjournments, are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

SHAREHOLDER PROPOSALS

        All proposals by shareholders of the Fund, which are intended to be presented at the Fund's next Annual Meeting of Shareholders to be held in the first calendar quarter 2006, must be received by the Fund for consideration for inclusion in the Fund's Proxy Statement and proxy relating to that meeting no later than October 1, 2005. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 under the 1934 Act.

        IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

APPENDIX A

REAVES UTILITY INCOME FUND

AUDIT COMMITTEE CHARTER
February 20, 2004

ORGANIZATION

        There shall be a committee of the Board of Trustees of the Reaves Utility Income Fund (the "Trust") to be known as the Audit Committee. The Audit Committee shall be composed of at least three members, comprised solely of Trustees who are independent of the management of the Trust and are free of any relationship that would interfere with their exercise of independent judgment as a committee member. Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Trust's balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. Additionally, at least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities. The Audit Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Trust.

INDEPENDENCE

        A Trustee will be considered independent so long as:

  •
  Neither the Trustee, his/her spouse, any of his/her minor children, children residing in the Trustee's home or entity controlled by the Trustee, receives any compensation from the Trust other than in the Trustee's capacity as a member of the Board of Trustees of the Trust or of any committee of the Board; and

  •
  The Trustee is not an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940.

STATEMENT OF POLICY

        The Audit Committee shall provide assistance to the Board of Trustees in fulfilling their responsibility relating to accounting, reporting practices of the Trust and the quality and integrity of the financial reports of the Trust. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the Trustees, the independent auditors and the financial management of the Trust.

GOALS AND OBJECTIVES

        The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit.

        The principal objectives of the Audit Committee are to

  •
  oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

  •
  oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof'; and

  •
  act as liaison between the Trust's independent auditors and the full Board of Trustees.

RESPONSIBILITIES

        In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the Trustees and shareholders that the accounting and reporting practices of the Trust are in accordance with all requirements and are of the highest quality.

        In carrying out these responsibilities, the Audit Committee will:

  •
  Assist the Board of Trustees in fulfilling its oversight responsibilities for the quality and integrity of the accounting, auditing and reporting practices of the Trust.

  •
  Recommend the selection, retention or termination of the auditors and, in connection therewith, to evaluate, upon receipt of a formal written statement delineating all relationships between the auditors and the Trust's adviser or other members of management, the independence of the auditors in accordance with the rules and regulations of the Securities and Exchange Commission (the "SEC"), including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence.

  •
  Be directly responsible for the compensation and oversight of the work of the Trust's auditors, including resolution of disagreements between Trust management and the auditors regarding financial reporting.

  •
  Pre-approve, or establish pre-approval policies and procedures concerning, the following:

  (1)
  all audit and permitted non-audit services to be provided to the Trust; and

  (2)
  all permitted non-audit services to be provided by the Trust's auditors to its investment adviser and to entities controlling, controlled by or under common control with the adviser that provide ongoing services o the Trust, if the services related directly to the operations and financial reporting of the Trust, except that de minimis non-audit services, may, to the extent permitted by applicable law, be approved prior to completion of the audit.

  •
  Meet with the Trust's independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Trust's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Trust's financial policies, procedures and internal accounting controls and management's responses thereto.

  •
  Ensure that the Board is fully informed about any findings or recommendations of the auditors.

  •
  Receive reports by the auditors required to be provided by the rules and regulations of the SEC.

  •
  Receive the reports of management required by SEC Rule 30b-2(b) and applicable law.

  •
  Consider the effect upon the Trust of any changes in accounting principles or practices proposed by management or the auditors.

  •
  Review the fees charged by the auditors for audit and non-audit services.

  •
  Establish procedures for the receipt and handling of complaints regarding accounting, internal control or auditing matters, which procedures shall provide for the confidential, anonymous submission by employees of the Trust of concerns regarding questionable accounting or auditing matters.

  •
  Investigate improprieties or suspected improprieties in fund operations.

  •
  Report its activities to the full Board of Trustees on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

  •
  Review this Charter at least annually and recommend any changes to the full Board of Trustees.

REAVES UTILITY INCOME FUND
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

        The undersigned hereby appoints Edmund J. Burke and Jeremy O. May, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Reaves Utility Income Fund (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of the Fund, 1625 Broadway, Suite 2200, Denver, Colorado 80202 on [Thursday, April 14, 2005] at 10:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals No. 1 and 2 and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposals No. 1 and 2.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

        Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

        PLEASE MARK YOUR VOTE WITH AN "X"

1.
To approve the existing Investment Advisory Agreement between the Fund and Reaves

        For ☐      Against ☐      Withhold ☐

2.
To elect two (2) Trustees of the Fund:

(1)
Mary K. Anstine

(2)
Mike Holland

        For All Nominees ☐      Withhold ☐

For All Except ___________________________________________________________

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

REAVES UTILITY INCOME FUND

Please be sure to sign and date this proxy.

Signature: __________________________________ Date: __________________

Co-owner: __________________________________ Date: __________________

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON [April 14, 2005]
ANNUAL MEETING OF SHAREHOLDERS
ADDITIONAL INFORMATION
OTHER MATTERS TO COME BEFORE THE MEETING
SHAREHOLDER PROPOSALS
APPENDIX A